                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549


                                  Form 8-K


                               CURRENT REPORT

                          Pursuant to Section 13 of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) November 19, 1996

                            Owens-Illinois, Inc.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


      Delaware                     1-9576                 22-2781933
   ---------------               -----------         -------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File No.)          Identification No.)
   incorporation)


                         Owens-Illinois Group, Inc.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

       Delaware                    33-13061                34-1559348
   ---------------               -----------         -------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File No.)          Identification No.)
   incorporation)


      One SeaGate, Toledo, Ohio                              43666
--------------------------------------------------------------------------------
   (Address of principal executive offices)               (Zip code)

      Registrants' telephone number,
        including area code:                             419-247-5000






                            Exhibit Index -- Page 4


                               Page 1 of 4 pages
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Item 5.     Other Events.

            On November 19, 1996, Owens-Illinois, Inc. entered into a Refinancing Credit Agreement ("Agreement"). The Agreement and related exhibits and schedules are set forth as Exhibit 4.1 hereto.
















































                              Page 2 of 4 pages
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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                   OWENS-ILLINOIS, INC.
                                   OWENS-ILLINOIS GROUP, INC.


                                   By   /s/  Lee A. Wesselmann
                                        --------------------------
                                       Senior Vice President and
                                        Chief Financial Officer
                                     (Principal Financial Officer)



Dated:   March 31, 1997































                              Page 3 of 4 pages

                                EXHIBIT INDEX


Exhibit
Number                             Exhibit

4.1 Owens-Illinois Refinancing Credit Agreement dated November 19, 1996













































                              Page 4 of 4 pages